Filed under Rule 497(k)
Registration No. 002-83631

VALIC Company I

International Value Fund

(the “Fund”)

Supplement dated July 31, 2026, to the Fund’s Summary Prospectus,

dated October 1, 2025, as supplemented to date

At a meeting held on April 21, 2026, the Board of Directors (the “Board”) of VALIC Company I (“VC I”) approved certain changes to the Fund’s 80% investment policy and principal investment strategies, as set out below. The investment objective and principal strategies of the Fund may be changed by the Board without investor approval. Investors will be given at least 60 days’ written notice in advance of any such changes. VC I intends to file an amendment to its registration statement with the U.S. Securities and Exchange Commission (“SEC”) reflecting these changes. The filing is subject to review by the SEC staff and is expected to become effective on or about September 29, 2026 (the “Effective Date”).

Upon the Effective Date, the first paragraph in the subsection of the Summary Prospectus entitled “Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets in securities of value companies. For purposes of the Fund’s 80% investment policy, a company is considered to be a value company if it: (i) issues securities that are represented in a third-party value-style index or that are classified as a value company by a third-party vendor; or (ii) meets a relevant equity market measurement in at least one “value metric” similar to those commonly used by third-party index providers or third-party vendors in value classifications, such as earnings growth, price-to-earnings or sales growth, among others.

The Fund invests primarily in equity securities of foreign issuers. The Fund will invest in securities of at least three different countries, including the United States. The Fund normally invests in common stock, preferred stock, rights, warrants and American Depository Receipts (ADRs). The Fund may purchase securities across any market capitalization. The Fund may invest in derivatives, such as forward contracts (including forward foreign currency contracts), futures (including equity futures and index futures) and options (including options on stocks and indices), for both hedging and non-hedging purposes including, for example, for investment purposes to seek to enhance returns or, in certain circumstances, when holding a derivative is deemed preferable to holding the underlying asset. In particular, the Fund may invest in forward currency contracts to hedge the currency exposure associated with some or all of the Fund’s securities, to shift investment exposure from one currency to another, to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark, or to adjust an underweight country exposure in its portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.